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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the use of our report dated January 24, 1996 and August 31, 1996 relating to the consolidated financial statements of ABC Bancorp included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts' in the Prospectus/Proxy Statement.

                                             /s/ Mauldin & Jenkins, LLC
                                             --------------------------
                                             MAULDIN & JENKINS, LLC

Albany, Georgia